Movement Disorder Day FRIDAY, DECEMBER 17, 2021

2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ ongoing and planned clinical trials, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) uncertainties and assumptions regarding the impact of the COVID-19 pandemic on our business, operations, clinical trials, supply chain, strategy, goals and anticipated timelines. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between Praxis’ expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K filed for the year ended December 31, 2020, our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Forward-looking statements

3 — Praxis - A Leader in CNS & Movement Disorders — Essential Tremor (ET) - More Than Tremor — Daring for More for People Living with ET — Daring for More Beyond ET — Praxis - The Year Ahead — Q&A DECEMBER 17, 2021 PRAXIS 2021 MOVEMENT DISORDER DAY

4 NICOLE SWEENY Chief Commercial Officer BERNARD RAVINA Chief Medical Officer TIM KELLY Chief Financial Officer MARCIO SOUZA President & Chief Executive Officer Today’s Speakers

5 Praxis – A Leader in CNS and Movement Disorders

6 The needs of patients with CNS disorders are devastatingly urgent. Our mission is to help patients by delivering life-altering treatments faster and more effectively than has ever been done before — and to do it again and again.

7 Praxis is built on four key pillars Development informed by TRANSLATIONAL TOOLS Targets identified through GENETICS Clinical development paths to POC RIGOROUS and EFFICIENT Development strategies are PATIENT-GUIDED

8 THREE DISTINCT FRANCHISES PRIMED FOR GROWTH IN 2022 PSYCHIATRY MOVEMENT DISORDERS RARE DISEASE

	2020 EXPLORATION	2021 MATURATION	2022 GROWTH	
PSYCHIATRY	PRAX-114 MDD Ph 2a	PRAX-114 MDD Ph 2a PRAX-114 MDD Ph 2/3 PRAX-114 PTSD Ph 2	PRAX-114 MDD Ph 2/3 PRAX-114 MDD Ph 3 PRAX-114 PTSD Ph 2	**>$1B** Potential Revenue
MOVEMENT DISORDERS	PRAX-944 ET Ph 2a	PRAX-944 ET Ph 2a PRAX-944 ET Essential1 Ph 2b	PRAX-944 ET Ph 2a PRAX-944 ET Essential1 Ph 2b PRAX-944 PD Ph 2 PRAX-114 ET Ph 2	**>$1B** Potential Revenue
RARE DISEASES	PRAX-562 Ph 1 PRAX-222 Preclinical KCNT1 Discovery	PRAX-562 Ph 1 PRAX-562 Ph 2 SUNCT/ SUNA/TN PRAX-222 Preclinical KCNT1 Discovery SCN2A LOF PCDH19 SYNGAP1	PRAX-562 Ph 2 SUNCT/ SUNA/TN PRAX-222 SCN2A-DEE Ph 1/2/3 PRAX-562 Ph 2 DEE KCNT1 Preclinical PCDH19 SCN2A LOF SYNGAP1	**>$1B** Potential Revenue

PRAXIS 9

10 Movement Disorder franchise focus for 2022 PRAX-944: for Essential Tremor Identify dose for registrational study Essential1 Study Topline Data: 2H2022 PRAX-944: for Parkinson’s disease Demonstrate motor improvement Initiate Ph2 Study 1H2022 PRAX-114: for Essential Tremor Demonstrate well- tolerated GABAA-PAM with daytime dosing Ph2 Study Topline Data: 2H2022

11 Essential Tremor (ET) – More Than Tremor

12 Medications developed specifically for Essential Tremor patients

13 Medication approved for Essential Tremor over 50 years ago based on a 2-week study of nine patients

14 Million people in the US with daily symptoms of Essential Tremor need better and more options

15 DARE for MORE

16 Why Essential Tremor matters Most common movement disorder ~7x the prevalence of Parkinson’s disease1 Daytime action tremor that primarily affects the hands3,4 ~ 50% of patients have a family history2,3 Heterogeneous condition with progressive disability3 SOURCE: 1. GHOSH (2016) (P.231, C.1, PH.1, L.1-2), 2. LIU (2016) (P.1009, C.1, PH.2, L.1-3 3. ) 3. Elble RJ. Curr Neurol Neurosci Rep. 2013 Jun;13(6):353. 4. Putzke JD, et al. J Neurol Neurosurg Psychiatry. 2006 Nov;77(11):1235-7. 5.

ET burden of disease extends beyond the tremor

Social

embarrassed by their tremor[1,2]

Self

feel negative about themselves[1]

Mood

symptoms of social isolation, depression, and anxiety[1-5]

1. LOUIS ED, ET AL. PARKINSONISM RELAT DISORD. 2015;21(7):729-735. 2. HOLDING SJ, ET AL. CHRONIC ILLN. 2015 MAR;11(1):69-71. 3.SHALASH AS, ET AL. TREMOR OTHER HYPERKINET MOV (N Y). 2019;9. 4. JANICKI SC,ET AL. THER ADV NEUROL DISORD. 2013;6(6):353-368. 5. LOUIS ED, ET AL. EUR J NEUROL. 2007 OCT;14(10):1138-46.

PRAXIS

17

18 OR Current management of ET is based on trial and error Pharmacologic initiation As needed Chronic PHARMACOLOGIC TREATMENT IS DETERMINED BY: • severity of tremor • body part affected • occupation of the patient • degree of disability • comorbidities SOURCE: 1 WELTON , ESSENTIAL TREMOR NATURE REVIEWS (2021) (P.1)

19 As needed treatment options offer minimal utility As needed CURRENT MANAGEMENT • Alcohol use 10-15 min before event • Propranolol one hour before event SOURCE: 1 WELTON , ESSENTIAL TREMOR NATURE REVIEWS (2021) (P.1)

20 Chronic use options increase tolerability concerns Chronic CURRENT MANAGEMENT • Propranolol • Primidone • Topiramate SOURCE: 1 WELTON , ESSENTIAL TREMOR NATURE REVIEWS (2021) (P.1)

What have we learned?

22 The ET market today: immediate addressable U.S. market COMPREHENSIVE CLAIMS ANALYSIS 2019 SNAPSHOT Patients are coping with Treatment Burden Patients are coping with Disease Burden ~1M patients On-treatment ~1M patients Not on-treatment SOURCE: US CLAIMS DATA FROM THE COMPILE DATABASE FROM 2015-2019, PRIMARY MARKET RESEARCH AND PRAXIS INTERNAL MODELING AND PROJECTIONS

23 Currently, there is an equilibrium between patients who discontinue treatment and those who initiate treatment ~1M patients On-treatment ~1M patients Not on-treatment Each year 200K patients discontinue treatment SOURCE: US CLAIMS DATA FROM THE COMPILE DATABASE FROM 2015-2019; PRIMARY MARKET RESEARCH AND PRAXIS INTERNAL MODELING AND PROJECTIONS

24 Patients not on treatment could (re)join the on-treatment pool which increases treatment utilization SOURCE: US CLAIMS DATA FROM THE COMPILE DATABASE FROM 2015-2019; PRIMARY MARKET RESEARCH AND PRAXIS INTERNAL MODELING AND PROJECTIONS ~1M patients On-treatment Increase treatment use ~1M patients Not on-treatment Potential for 200K patients to (re)join the treatment pool each year

25 Newly diagnosed patients initiate treatment earlier which increases the total addressable patient market Each year 200K new patients are diagnosed Potential to expand on-treatment patients to 2M SOURCE: US CLAIMS DATA FROM THE COMPILE DATABASE FROM 2015-2019; PRIMARY MARKET RESEARCH AND PRAXIS INTERNAL MODELING AND PROJECTIONS

26 3M Total Addressable Market Our focus is on elevating the standard of care to capture the $4B+ US ET market 7M US Prevalence 1.5M Total Treated Market1 $4B+ US ET Market Opportunity2 PRIMARY MARKET RESEARCH AND PRAXIS INTERNAL MODELING AND PROJECTIONS 1. CLAIMS ANALYSIS INDICATES THAT 50% OF DIAGNOSED PATIENTS ARE ON TREATMENT; 2. BASED ON MINIMUM OF RANGE FOR NET PRICE ESTIMATES FROM PRAXIS COVERING ANALYSTS AS OF 16-DECEMBER-2021- $3.6K

27 Praxis treatments will allow patients to fit the right therapy to their needs to realize improved outcomes • Patients will initiate ET treatment sooner • Patients will treat as needed • Patients will maintain ET therapy + As needed Chronic PRAX-114 PRAX-944

28 Longer-term opportunity extends into capturing the undiagnosed 3M Total Addressable Market 7M US Prevalence Disease awareness Earlier adoption of treatment in disease course Access Multiple effective, well-tolerated therapies PRIMARY MARKET RESEARCH AND PRAXIS INTERNAL MODELING AND PROJECTIONS

29 Daring for More for People Living with Essential Tremor

30 Tackling Movement Disorders through two mechanisms of action GABAA RECEPTORST-TYPE CALCIUM CHANNELS CEREBELLO-THALAMO-CORTICAL (CTC) CIRCUIT PRAX-944 PRAX-114

31 Tackling Movement Disorders through two mechanisms of action GABAA RECEPTORST-TYPE CALCIUM CHANNELS CEREBELLO-THALAMO-CORTICAL (CTC) CIRCUIT PRAX-944 PRAX-114

32 Mutations in T-type calcium channels (TTCC) are genetically linked to familial ET TTCC drive burst firing in the CTC circuit Burst firing in the CTC circuit correlated with tremor in patients with ET and PD Deep Brain Stimulation reduces burst firing and tremor T-Type calcium channels are gatekeepers of neuronal firing patterns in the CTC circuit SOURCE: BASED ON MILOSEVIC 2018 FIGURE ON ACTUAL ET PATIENT INTRAOPERATIVE REAL-TIME SINGLE-UNIT RECORDINGS OF ACTION POTENTIALS OF INDIVIDUAL NEURONS

33 • Sigma frequency (10-14 Hz) occurs during NREM sleep • Thought to be generated by thalamic-cortical pathways • Reduced with Cav3.3 knock-out of T-type Calcium Channels EEG biomarker of T-Type calcium channels: sigma frequency SOURCE: ASTORI, PNAS, 2011.

PRAX-944 dose-dependently reduced rat harmaline-induced tremor and sigma band EEG

Rat harmaline-induced tremor


Fold-change in Tremor Power
100
50
0
*
*
Veh
0.1
0.3
1
3
PRAX-944 (mg/kg)

*statistically significant

Strong preclinical correlation between EEG change and tremor reduction


Rat (PRAX-944)
Harmaline-induced tremor
Rat (PRAX-944)
NREM sigma power
1
10
100
1000
10000
Free Plasma (NM)
Tremor Reduction
EEG Change

SOURCE: Puryear, et al – CNS Summit 2021, PRAXIS DATA ON FILE

PRAXIS

34

35 HIGHLY POTENT ON ALL 3 ISOFORMS HIGHLY SELECTIVE NO ACTIVE METABOLITES PRAX-944 is a differentiated, selective T-Type calcium channel blocker SOURCE: PRAXIS DATA ON FILE

36 Predictable PK Wide dosing range up to 120mg Flexibility in titration Extensive safety and PK data from > 165 Healthy Volunteers SAFETY SUMMARY • Studied multiple IR, MR formulations • Most common AEs included: – CNS: dizziness, headache, euphoric mood, illusion, disturbed attention – GI: nausea • AEs generally transient and CMax related SAFETY SUMMARY – MR7 FORMULATION • MR7 titrated to 120mg in HV – No MTD – No SAE – Most common CNS AEs: dizziness and headache SOURCE: PRAXIS DATA ON FILE

37 PRAX-944 modified release is optimized to enable once daily daytime dosing with a well-tolerated safety profile SOURCE: PRAXIS STUDY-944-105; PRAXIS DATA ON FILE 0 5 10 15 20 25 30 35 40 45 50 0 6 12 18 24 P la s m a C o n c e n tr a ti o n ( n g /m L ) Time (h) Mean concentration-time profiles after single 20 mg Modified Release (MR7) oral doses

38 KEY TAKEAWAYS • Dose-dependent reduction in sigma-band power • Effect observed over >20x dose range • Provides confidence that PRAX-944 is reaching functionally relevant brain concentrations and targets PRAX-944 showed robust PK:PD relationship to guide dosing SOURCE: PRAXIS STUDY-944-105; PRAXIS DATA ON FILE 5mg 10mg 20mg 60mg 80mg 100mg 120mg

39 Key PRAX-944 development questions in ET PRAX-944-221 Phase 2a PRAX-944-222 Phase 2b Essential1 Study PRAX-944 Phase 3 Tolerability of PRAX-944 in ET and sufficient evidence of effect Dose ranging safety, tolerability, and efficacy to support dose selection for Phase 3 Demonstrate efficacy and safety for registration

40 Study 221 design DAYS 1-14 Safety Follow- up Screening/ Baseline PART A DAYS 15-21 Part A data shared previously Open-Label Titration of PRAX-944 up to 40 mg CLINICALTRIALS.GOV/CT2/SHOW/NCT05021978 DAYS 29-42 1:1 RANDOMIZATION Open-Label Titration of PRAX-944 up to 120 mg Stable Period at High Dose PRAX-944 PLACEBO RANDOMIZED WITHDRAWAL (DAYS 43-56) DAYS 57-64DAYS 1 -28 PART B Screening/ Baseline Safety Follow- up Preliminary data shared today Topline Results: 1H2022

41 • TETRAS Upper Limb – Performance Scale Examples of clinical measures used in Study 221 • TETRAS Activities of Daily Living (ADL) 4 3.5 3 2.5 2 1.5 Barely Visible = 1 No Tremor = 0 < 1 cm 1-3 cm 3-5cm 5-10 cm 10-20 cm >20cm POURING A GLASS OF WATER 4 Cannot pour 3 Must use two hands or use other strategies to avoid spilling 2 Must be very careful to avoid spilling, but may spill occasionally 1 Tremor is present but does not interfere with pouring 0 Normal

42 PRAX-944-221 PART A PART B Current patient disposition All discontinuations included in safety data set ^ Discontinuation with evaluable post dose efficacy Discontinued (4): Protocol violation/AE 20mg (2/3) ^Withdrew Day 21, AE/40mg (1) Enrolled and dosed (7) Completed Per Protocol (6) Discontinued (1): Protocol deviation/AE 20mg (1) Enrolled and dosed (12) PRELIMINARY DATA AS OF 10-DEC-2021 CUTOFF; ONGOING CLINICALTRIALS.GOV/CT2/SHOW/NCT05021978 BERNARD – UPDATE SAFETY Completed per Protocol (8): 20mg (1) 60mg (1) 100mg (1) 120mg (5)

43 Study 221 demographics representative of the ET population BASELINE DEMOGRAPHICS PART A (N = 7) PART B (N = 12) OVERALL (N = 19) Age, mean (range) 68 (58-75) 59 (43-75) 62 (43-75) Disease Duration, mean (range) 42 (14-57) 32 (11-52) 36 (11-57) Gender (Male/Female) (n, %) 5 / 2 (71%/29%) 11 /1 (92%/8%) 16/3 (84%/16%) # presently on Propranolol (n, %) 6 (86%) 2 (17%) 8 (42%) # previously on ET medication (n, %) 3 (43%) 9 (75%) 12 (63%) Family History – First-degree relative with ET (n, %) 2 (29%) 8 (67%) 10 (53%) TETRAS Combined Upper Limb (CUL), mean (SD) 22.2 (4.5) 20.9 (5.5) 21.4 (5.1) TETRAS ADL, mean (SD) -- 26.3 (3.5) 26.3 (3.5) TETRAS Modified ADL, mean (SD) -- 16.2 (3.7) 16.2 (3.7) PRELIMINARY DATA AS OF 10-DEC-2021 CUTOFF; ONGOING CLINICALTRIALS.GOV/CT2/SHOW/NCT05021978

44 TEAEs are mild to moderate and consistent with safety profile for the program NUMBER OF PARTICIPANTS WITH CNS RELATED TREATMENT EMERGENT ADVERSE EVENTS * Preferred Term Part A Part B Any TEAE** 6 10 Dizziness 4 3 Headache 3 1 Cognitive disorder 3 Fatigue 2 Insomnia 2 Paraesthesia 2 PRELIMINARY DATA AS OF 10-DEC-2021 CUTOFF; ONGOING CLINICALTRIALS.GOV/CT2/SHOW/NCT05021978 *Preferred terms reported by ≥ 2 ET participants in the OL period; all reported events to date have been mild to moderate in intensity **Any participant who experienced a TEAE

45 TEAEs leading to dose down-titration or discontinuation were mild- moderate TEAEs ASSOCIATED WITH STUDY DRUG DISCONTINUATION IN 5 PARTICIPANTS* Preferred Term Part A Part B Anxiety 1 Cognitive disorder 2 Confusional state 1 Disturbance in attention 1 Dizziness 1 Hallucinations 1 TEAEs LEADING TO DOWN TITRATION IN 4 PARTICIPANTS* Preferred Term Part B Confusional state 1 Disturbance in attention 1 Dizziness postural 1 Paraesthesia 1 Somnolence 1 *Protocol permitted patients to dose titrate down once during Part B PRELIMINARY DATA AS OF 10-DEC-2021 CUTOFF; ONGOING CLINICALTRIALS.GOV/CT2/SHOW/NCT05021978 *1 participant discontinued in Part A and 4 in Part B

46 Preliminary Part B data: modified ADL by baseline CUL score PRELIMINARY DATA AS OF 10-DEC-2021 CUTOFF; ONGOING CLINICALTRIALS.GOV/CT2/SHOW/NCT05021978 *PART B PATIENT 1 DISCONTINUED AFTER DAY 21 ASSESSMENT **PART B PATIENT 2 DAY 42 – MODIFIED ADL INCLUDED MISSING DATA FOR ONE ITEM; % CHANGE CALCULATED BASED ON IMPUTED WORST SCORE 80% 60% 40% 20% 0% -20% -40% -60% -80% -100% % C H A N G E I N M O D IF IE D A D L DAY 21 DAY 42 Im p ro v e m e n t 13.0 15.5 18.0 19.5 21.0 21.0 21.5 24.5 35.5Baseline CUL Modified ADL as suggested by FDA: • Score of 1 re-coded as 0; highest score of 3 • Exclude social impact • Include: handwriting and spirals PART B PARTICIPANTS 1* 2** 3 4 5 6 7 8 9

47 Preliminary Part B data: TETRAS CUL and TETRAS ADL PRELIMINARY DATA AS OF 10-DEC-2021 CUTOFF; ONGOING CLINICALTRIALS.GOV/CT2/SHOW/NCT05021978 *PART B PATIENT 1 DISCONTINUED AFTER DAY 21 ASSESSMENT. % C H A N G E I N T E T R A S C U L 80% 60% 40% 20% 0% -20% -40% -60% 80% 60% 40% 20% 0% -20% -40% -60% DAY 21 DAY 42 DAY 21 DAY 42 Im p ro v e m e n t Im p ro v e m e n t % C H A N G E I N T E T R A S A D L 13.0 15.5 18.0 19.5 21.0 21.0 21.5 24.5 35.5Baseline CUL PART B PARTICIPANTS 1* 2 3 4 5 6 7 8 9

48 PART B PARTICIPANTSPART A PARTICIPANTS Preliminary data: PRAX-944-221 TETRAS CUL PRELIMINARY DATA AS OF 10-DEC-2021 CUTOFF; ONGOING CLINICALTRIALS.GOV/CT2/SHOW/NCT05021978 *PART B PATIENT 1 DISCONTINUED AFTER DAY21 ASSESSMENT; FINAL DOSE LEVEL NOTED IN CHART % C H A N G E I N T R E M O R A M P L IT U D E 75% 25% 0 -25% -50% -75% Im p ro v e m e n t f ro m B a se lin e 1* 2 3 4 5 6 7 8 9 DAY 7 DAY 14 120 mg DAY 21 DAY 42 100 mg 120 mg120 mg 120 mg120 mg 20 mg60 mg40 mg 13.0 15.5 18.0 19.5 21.0 21.0 21.5 24.5 35.5Baseline CUL 16.0 19.0 19.0 23.0 24.0 25.0 1 2 3 4 5 6 40 mg 40 mg 40 mg 40 mg 40 mg 40 mg

49 Key learnings from Part A/Part B: implications to Essential1 and program PRAX-944-221 Phase 2a Part B PRAX-944-222 Phase 2b Essential1 Study • Safety and tolerability • Efficacy: consistency, plausibility, magnitude, dose response • Titration: planning 5-100 mg, increase weekly • Dose: parallel dose group • Patient selection: baseline severity/variability • Endpoint evolution

50 Physician-observed ADLs TETRAS UL Self-reported ADL Objective tremor measurement Moving towards more objective assessments for clinical endpoints Real-time observation of activities: • Pouring water • Dressing Sensor-based tremor assessment + Patients asked to recall ability to perform ADLs 4 3.5 3 2.5 2 1.5 Barely Visible = 1 No Tremor = 0 < 1 cm 1-3 cm 3-5cm 5-10 cm 10-20 cm >20cm

51 We are testing innovative, objective ways of measuring tremor Forward Hand Extension

52 Key PRAX-944 development questions in ET PRAX-944-221 Phase 2a Part B PRAX-944-222 Phase 2b Essential1 Study PRAX-944 Phase 3 Tolerability of PRAX-944 in ET and sufficient evidence of effect Dose ranging safety, tolerability, and efficacy to support dose selection for Phase 3 Demonstrate efficacy and safety for registration

53 Daring for More for People Living with ET: PRAX-114

54 Tackling Movement Disorders through two neuronal systems GABAA RECEPTORST-TYPE CALCIUM CHANNELS CEREBELLO-THALAMO-CORTICAL (CTC) CIRCUIT PRAX-944 PRAX-114

Evidence suggests central role of extrasynaptic $GABA_A$ receptors targeting tremor pathophysiology



With Extrasynaptic
δ+/+
Motion Power %
90
65
40
15
***
B
H
H+T
Without Extrasynaptic
δ-/-
Motion Power %
90
65
40
15
B
H
H+T
0 mg/kg
3 mg/kg

PRAX-114 has greater potentiation of extrasynaptic $GABA_A$ receptors

Potentiation		Fold Potentiation
$\alpha_4\beta_3\delta$ %*	$\alpha_1\beta_2\gamma_2$ %	$\alpha_4\beta_3\delta$/ $\alpha_1\beta_2\gamma_2$
300%	29%	10.5

$A_4B_3\Delta$: EXTRASYNAPTIC $GABA_A$ RECEPTOR
$A1B_2\Gamma_2$: SYNAPTIC $GABA_A$ RECEPTOR
* EQUIVALENT OF FULL GABA ACTIVATION
SOURCE: PRAXIS DATA ON FILE

PRAXIS

55

56 Targeting doses that activate the system without expected sedation KEY LEARNINGS: • β–Power of ~1.3 corresponds to efficacy in harmaline tremor model with PRAX-114 • In HV studies β–Power achieved with 10-20mg at Cmax • This dose range showed no AE of somnolence or sedation with day- time dosing in HV SOURCE: PRAXIS DATA ON FILE

57 PRAX-114 ET Phase 2 study initiated to evaluate safety, tolerability, PK and efficacy of daytime dosing KEY QUESTION: Is there a dose that enables reduction in tremor without somnolence or sedation? TOPLINE DATA: 2H2022 Safety Follow Up PRAX-114 10, 20 mg or PLACEBO PERIOD 1 PERIOD 2 PERIOD 3 Washout PRAX-114 10, 20 mg or PLACEBO PRAX-114 10, 20 mg or PLACEBO 1:1:1 Randomization Study Design: Randomized, double-blind, placebo-controlled, cross-over study N = ~15 participants Washout

58 Praxis treatments will allow patients to fit the right therapy to their needs to realize improved outcomes • Patients will initiate ET treatment sooner • Patients will treat as needed • Patients will maintain ET therapy As needed Chronic PRAX-114 PRAX-944 +

59 Daring for More Beyond ET

60 Why Parkinson’s disease matters? Affects ~1 million people in the US, with 85% of patients treated pharmacologically Progressive disability motor and non-motor symptoms Incidence is age related. Average age of onset is early 60s. High risk in men. 1. HTTPS://WWW.PARKINSON.ORG/UNDERSTANDING-PARKINSONS/STATISTICS 2. GLOBAL DATA REPORT: PARKINSON'S DISEASE - GLOBAL DRUG FORECAST AND MARKET ANALYSIS TO 2029, APRIL 2021 3.CLAIMS ANALYSIS; SECONDARY RESEARCH

61 Current treatment adds to the burden of Parkinson’s disease Progressive & debilitating High treatment burden Inconsistent therapeutic effect over time SOURCE: 1. PRIMARY MARKET RESEARCH, 2. THE VOICE OF THE PATIENT, PARKINSON’S DISEASE PUBLIC MEETING: SEPTEMBER 22, 2015, REPORT DATE: APRIL 2016

62 Limitations of dopaminergic therapy Dopamine promotes movement Dopamine related motor and non- motor complications PRAX-944 has potential to be a non-dopaminergic therapy for Parkinson’s disease

63 T-type Calcium Channels modulate the motor circuit in Parkinson’s disease and overlap with target for Deep Brain Stimulation Thalamo-Cortical Pathway Imbalance in PDThalamo-Cortical Pathway STN-Healthy STN-PD MCGREGOR MM, NELSON AB. NEURON. 2019. DOI:10.1016/J.NEURON.2019.03.004 TAI C-H ET AL. J CLIN INVEST. 2011. DOI:10.1172/JCI46482 PRAX -944 DBS

64 Blocking T-type Calcium Channels improves motor activity in 6-OHDA model of Parkinson’s disease Burst firing in STN of 6-OHDA Parkinson’s model BURST FIRING IN STN OF 6-OHDA PARKINSON’S MODEL BLOCK OF BURST FIRING IMPROVES MOVEMENT IN 6-OHDA PARKINSON’S MODEL PAN ET AL (2016) J CLIN INVEST DOI: 10.1172/JCI88170

65 PRAX-944 in Parkinson’s disease - study design CLINICAL MEASUREMENTS: Motor function KEY QUESTION: Does PRAX-944 demonstrate motor improvement in patients? Safety Follow Up PRAX-944 Titration 5 mg to 100 mg DAY 1-49 DAY 50-77 PRAX-944 Titration Maintenance DAY 78-84 PLACEBO PLACEBO 2:1 Randomization N= ~42

66 Daring for More The Year Ahead

67 3M Total Addressable Market Our focus is on elevating the standard of care to capture the $4B+ US ET market 7M US Prevalence 1.5M Total Treated Market1 $4B+ US ET Market Opportunity2 PRIMARY MARKET RESEARCH AND PRAXIS INTERNAL MODELING AND PROJECTIONS 1. CLAIMS ANALYSIS INDICATES THAT 50% OF DIAGNOSED PATIENTS ARE ON TREATMENT; 2. BASED ON MINIMUM OF RANGE FOR NET PRICE ESTIMATES FROM PRAXIS COVERING ANALYSTS AS OF 16-DECEMBER-2021- $3.6K

68 PROGRAM Q4 2022Q1 2022 Q3 2022 Q2 2022 INDICATION Upcoming catalysts for Movement Disorders in 2022 PRAX-944 PD PRAX-114 ET PRAX-944 ET Phase 2b Essential1 Study Topline Phase 2a Part B Randomized Withdrawal Topline Phase 2 Topline Initiate Phase 2 Trial MOVEMENT DISORDERS Phase 2 Trial Phase 2b Essential1 Study

69 PSYCHIATRY MOVEMENT DISORDERS RARE DISEASES PROGRAM Q4 2022Q1 2022 Q3 2022 Q2 2022 INDICATION Upcoming catalysts throughout portfolio in 2022 PRAX-562 PRAX-114 PRAX-944 Initiate Phase 2 Trial SUNCT/SUNA/TN DEEs MDD PTSD ET PD Phase 2 Topline Phase 2 Acapella Study Topline Phase 2/3 Aria Study Topline Phase 2b Essential1 Study Topline Phase 2a Part B Randomized Withdrawal Topline Initiate Phase 2 Trial Phase 1 Topline ASSR Biomarker Phase 2 Trial ET Phase 2 Topline PRAX-114 PRAX-944 Phase 2 Trial Phase 2 Trial Phase 2b Essential1 Study PRAX-222 SCN2A - DEE Initiate Phase 1/2/3 Trial

70 PSYCHIATRY DAY • PRAX-114: Major Depressive Disorder • PRAX-114: Post Traumatic Stress Disorder RARE DISEASE DAY • PRAX-562: Cephalgias and DEEs • PRAX-222: SCN2A-DEE • Preclinical Portfolio - KCNT1 - SYNGAP1 - PCDH19 - SCN2A (LoF) Upcoming portfolio events in 1H 2022

71 DARE for MORE